UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006

ALLIANCE BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49976 (Commission File Number)	46-0488111 (I.R.S. Employer Identification No.)
14200 Park Meadow Drive #200
Chantilly, Virginia 20151
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (703) 814-7200
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2006, Alliance Bankshares Corporation issued a press release announcing its financial results for the third quarter and the nine months ending on September 30, 2006. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The following supplementary information is included for reference:

Amount
Description	($ in thousands)
Average earning assets, QTD	$600,600
Average total deposits, QTD	$399,535
Average non-interest bearing deposits, QTD	$129,974
Average interest bearing liabilities, QTD	$446,627

Gross charge-offs, YTD	$11
Gross recoveries, YTD	$5

*QTD = Quarter to date for the three-month period ending September 30, 2006

*YTD = Year to date for the nine-month period ending September 30, 2006
The information in this report, including the attached Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 Alliance Bankshares Corporation press release dated October 31, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)
By:	/s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr. Executive Vice President & Chief Financial Officer
Date: November 1, 2006